A Champion in GI With A One Tract Mind Focused on Rare and Unmet Needs in Gastroenterology

Forward Looking Statements This presentation includes forward-looking statements based upon the Company's current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, the development and commercial potential and potential benefits of any product candidates of the Company; anticipated preclinical and clinical drug development activities, including initiation, enrollment, completion and related timelines and the expected timing for data and other clinical and preclinical results; the potential effects of the ongoing coronavirus outbreak and related mitigation efforts on the Company's clinical, financial and operational activities; the Company's continued listing on Nasdaq; expectations regarding future financings; the future operations of the Company; the nature, strategy and focus of the Company; the Company having sufficient resources to advance its pipeline; and any other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) uncertainties associated with the clinical development and regulatory approval of product candidates; (ii) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) the impact of COVID-19 on our operations, clinical trials or future financings and (vi) risks associated with the possible failure to realize certain anticipated benefits of the Company's recent merger and the Naia acquisition, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements because of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company's. Annual Report on Form 10-K for the year ended December 31, 2019, Form 10-Q for the quarter ended September 30, 2020 and in other filings that the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. 2

Investment Highlights 3 NASDAQ listed (NMTR) focused on rare, and unmet needs in gastrointestinal disorders NM-002 Proprietary long-acting GLP-1 agonist for short bowel syndrome, an underserved, debilitating orphan disease with positive phase 1b/2a data and multiple inflection points in 2021 Larazotide First drug to move into a Phase 3 trial in celiac disease with data readout in 2021 Focused on increasing shareholder value by creating solutions for GI diseases with high unmet needs through capital efficient development & commercialization pathways Leading institutional investor support

Leadership Team 4 John Temperato President & CEO Edward Sitar Chief Financial Officer Patrick Griffin, MD Chief Medical Officer Sireesh Appajosyula, PharmD SVP, Corporate Development & Operations Nir Barak, MD SVP, Clinical Affairs

Ÿ Capital efficient development pathway Ÿ Market protection enhancements Ÿ Capital efficient commercialization Ÿ Payer leverage Ÿ Acquire targeted clinical compounds Ÿ Agnostic within GI tract if needs are unmet Ÿ Rare & unmet needs allows for targeted patient profiling within GI 9 Meters in Circuitous Length - But a Straight-Forward Strategy 5 GI-Centric, Patient-Focused Focus Provides Rare & unmet needs in GI Develop capital efficient + regulatory predicates Commercialize efficient US footprint; strategic ROW partnerships Acquire / Partner aligned to focus

9 Meters Pipeline in Rare and Unmet Need GI Diseases

PROGRAM *INDICATION*	CLASS	ROUTE	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	UPCOMING MILESTONES
Larazotide *Adult Celiac Disease*	Tight Junction Regulator	Oral; Gut Restricted					Topline readout Phase 3 → 2H21
NM-002 *Short Bowel Syndrome*	Long-Acting GLP-1	Injectable					Initiate Phase 2 → 2Q21 Initiate Phase 3 → 4Q21
NM-003 *Orphan Indication TBD*	Long-Acting GLP-2	Injectable					IND-enabling in 2021
NM-102 *Orphan Indication TBD*	Tight Junction Microbiome Modulator	Oral; Gut Restricted					IND-enabling in 2021
NM-004 *Orphan Indication TBD*	Immunomodulator	Oral; Gut Restricted					Lead indication selection → 1H21

NOTE: *All programs are New Chemical Entities.*
NOTE: *All programs are globally licensed except NM-004, which excludes Asia, except for Japan.*

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Multiple Potential Inflection Points Over Next 12 Months

1Q 2021

- Short bowel syndrome R & D Day
- Planned FDA meeting to confirm strategy for NM-002
- Evaluate NM-002 RoW partnering potential in SBS

2Q 2021

- Initiate Phase 2 NM-002 trial
- Interim analysis: Phase 3 larazotide in celiac disease
- Digestive Disease Week (DDW) conference abstracts/posters

3Q 2021

- Initiate IND-enabling pathway for NM-102
- Initiate IND-enabling pathway for NM-003
- Potential non-dilutive financing for larazotide

4Q 2021

- Topline Phase 2 readout of NM-002 trial
- Initiate Phase 3 SBS Study (NM-002)
- Top-line larazotide Phase 3 readout in celiac disease

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NM-002: Long-Acting GLP-1 Agonist Short Bowel Syndrome (SBS); Orphan designation

9 1Jeppesen P. Expert Opin Orphan Drugs; 1:515-25; 2Transparency Market Research; Short Bowel Syndrome Market, 2019; 3Amiot A et al. Clin Nutr 2013;32:368–74; Boland E et al. Am J Surg 2010;200:690–3; 4Bielawska B. Nutrients 2017;9:466–79; Pironi L et al. Clin Nutr 2016;352:247–307; Hofstetter S et al. Curr Med Res Opin 2013;29:495–504; 5. https://www.beckershospitalreview.com/pharmacy/20-most- expensive-drugs-in-the-us.html accessed Nov. 30, 2020 Normal Length of GI Tract ~ 9.0 m / ~ 30 ft SBS Patient Length of GI Tract Significantly Shortened Short Bowel Syndrome (SBS) is a Debilitating Orphan Disease • Orphan disease (orphan designation granted) and an underserved market • Affects up to 20,000 people in the US with similar prevalence in EU1,2 • Severe disease characterized by a lack of gut motility with significant impact on quality of life • Impaired intestinal absorption, diarrhea & metabolic complications3 • Limited treatment options with dependency on parenteral support (PS) • Complex and costly parenteral nutritional support to survive; risk of life-threatening infections & extra-organ impairment4 • Gattex® (teduglutide) is a GLP-2 analogue approved in US in 2012 • ~1,400 patients under management WW • ~$600M in global sales in 2019/2020 • One of top 10 most expensive medicine in US in 2020 ~~$40,000/month)5

10 Patients With SBS Typically Have No Natural GLP-1 • GLP-1 is naturally produced in a portion of ileum that is removed during surgical resection • Natural GLP-1 prevents the GI tract from moving rapidly: known as an “ileal brake” • Without this brake, there is a lack of gut motility, causing an SBS patient’s remaining bowels to empty rapidly and frequently • Inability to absorb nutrients and fluids • Intractable diarrhea with frequent bowel movements and excessive stool output • GLP-2 analogues do not appreciably slow down the gut to affect rapid transit time associated with SBS • An ideal therapy for SBS patients should: • Be safe and tolerable, while providing convenient dosing & administration • Rapidly decrease gut motility to improve absorption of nutrients and fluids • Rapidly reduce total stool output (TSO) volume & bowel movement frequency Illustration of one phenotype of SBS with colon-in-continuity; Other phenotypes exist with and without colon-in-continuity

SBS Patients’ Perspectives on Living with the Disease 11 Patient quotes from NPS market research; Source: SEC 8-k April 2010 NPS Pharmaceuticals Inc. If you want a one-word description [of living with Short-Bowel Syndrome], it’s ’hell’. It changes your whole life, it ruins your life. There are ups and downs – mostly downs. It’s very difficult to manage, very difficult. I’m going so much I have no life. I can’t go anywhere – you go out anywhere you keep going to the bathroom. The bathroom is probably the most annoying thing… I always have plastic bags with me and because my bag will fill up really fast… I’ve emptied it on the subway... If you do it really fast, people have no idea what’s going on, but it’s still a pain to do.

NM-002 Target Product Profile

	NM-002 (proprietary long-acting GLP-1)*	GLP-2 Class
Profile	✓ Long acting GLP-1 receptor agonist ✓ Slows gut motility ✓ Increases time for absorption of key nutrients	– GLP-2 analogue – Expand intestinal mucosa / villous growth – Limited effect on gut motility
Efficacy	✓ Improvements in total stool output volume ✓ Improvements in bowel movement frequency ✓ Diarrhea no longer meal-related ✓ Reduction in nocturnal diarrhea	– Statistically significant reductions in PS volume – Very low rates of patients weaned off
Onset of Action	✓ Within hours-to-days of dosing	– Weeks to months (2 to 6 months)

Safety	✓ Known target
	✓ Transient side effects
	✓ Molecule has over 15 patient years of use
		– REMS program; safety concerns include:
		  – Acceleration of neoplastic growth
		  – Intestinal obstruction
		  – Biliary and pancreatic disease

Dosing	✓ Twice-monthly (potentially monthly) ✓ Fixed-dosing	– QD injections; newer versions once- or twice- weekly

*NM-002 remains investigational and under development

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Our Approach Replaces GLP-1 and Restores the “Ileal Brake” 13 In a normal length bowel, food passes through the full bowel length, with nutrients absorbed slowly along the way With GLP-1, food passes more slowly, allowing more nutrient uptake in a shorted length of bowel Long Acting GLP-1 (NM-002) for SBS • Fundamentally different approach than GLP-2 class mechanism that expands intestinal mucosa / villous growth with little effect on gut motility • Rapidly replaces physiological effects of missing GLP-1 to normalize GI transit • GLP-1 naturally slows gastroduodenal motility in SBS patients to increase nutritional uptake after eating • Potentially twice or once-monthly dosing • Patent portfolio covers product into mid 2030s

Phase 1b/2a Study: SBS Clinical Trial Design

Open label, two-dose, dose escalation study of NM-002 in adult patients with SBS

NM-002 given twice, at ***3 different dose levels***, in 3 cohorts

Doses were administered on ***Days 1 and 15*** by *subcutaneous* injection.

Main outcomes: Safety & tolerability

Key secondary outcomes: ***Total stool output(TSO); bowel movement frequency***; urine output*; parenteral support; PK

Patients followed for *6 weeks* after the second dose.


Screening
50 mg cohort n = 2
7 Day Safety Assessment
50 mg Cohort n = 1
100 mg Cohort n = 2
7 Day Safety Assessment
100 mg Cohort n = 2
150 mg Cohort n = 1
7 Day Safety Assessment
Total n=9
150 mg Cohort N = 1

Overall demographics in trial: 5m/4f (8 Caucasian) ; avg.age = 51.8 y; avg.height = 175.1 cm; avg.weight = 68.0 kg; avg.BMI = 22.1 $kg.m^{-2}$

*The study protocol called for an analysis of urine output, however, it proved difficult to measure in an ambulatory setting and therefore the analysis is not expected to be meaningful.

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50 mg Cohort (n=3) 100 mg Cohort (n=4) 150 mg Cohort (n=2) Any exposure to NM-002 (n=9) System Organ Class Preferred Term # of subjects n (%) # of events n # of subjects n (%) # of events n # of subjects n (%) # of events n # of subjects n (%) # of events n TEAEs 3 (100.0) 7 3 (75.0) 6 2 (100.0) 4 8 (88.9) 17 Gastrointestinal disorders -Nausea -Vomiting 2 (66.7) 6 2 (50.0) 5 2 (100.0) 3 6 (66.7) 14 2 (66.7) 3 2 (50.0) 3 2 (100.0) 2 6 (66.7) 8 2 (66.7) 3 1 (25.0) 2 1 (50.0) 1 4 (44.4) 6 General disorders and administrative site conditions -Oedema 1 (33.3) 1 0 (0.0) 0 0 (0.0) 0 1 (11.1) 1 1 (33.3) 1 0 (0.0) 0 0 (0.0) 0 1 (11.1) 1 Nervous system disorders -Dizziness 0 (0.0) 0 0 (0.0) 0 1 (50.0) 1 1 (11.1) 1 0 (0.0) 0 0 (0.0) 0 1 (50.0) 1 1 (11.1) 1 Skin and subcutaneous tissue disorders -Rash 0 0 1 (25.0) 1 0 (0.0) 0 1 (11.1) 1 0 0 1 (25.0) 1 0 (0.0) 0 1 (11.1) 1 15 Phase 1b/2a Trial: Treatment Emergent Adverse Events NM-002 was generally safe and well tolerated: 17 treatment-emergent adverse events (TEAEs) were observed in 9 patients, 15 of which were mild, transient and self-limited without further intervention. The majority of TEAEs were GI-related (nausea and vomiting).

Patient NM-002 Dose (mg) Baseline (mL) First 48 Hours Post Dose 1 (mL) Change from Baseline (mL) First 48 Hours Post Dose 2 (mL) Change from Baseline (mL) 1 50 22508 12550 −9958 13950 −8558 2 50 1900 200 −1700 300 −1600 61 50 1175 350 −825 - - 3 100 720 615 −105 325 −395 4 100 1285 420 -865 24502 1165 5 100 2280 2000 −280 1940 −340 7 100 5390 3010 -2380 2600 -2790 8 150 2570 2150 -420 1480 -1090 9 150 4850 3900 -950 3000 -1850 16 Phase 1b/2a Efficacy: Total Stool Output (TSO) Lasting effect seen in patients, confirming single ascending dose T2DM study data (Cleland, et. al.) 1. Patient 06 did not receive a 2nd dose. 2. The baseline prior to the second dose in this patient was substantially higher than the original baseline volume due to rapid increase in oral intake.

Summary of Study Results 17 Study met its primary objective: NM-002 demonstrated an excellent safety and tolerability profile NM-002 demonstrated a clinically relevant improvement in total stool output (TSO) volume, supporting a clear “GO” decision for next phase of development New data support twice monthly fixed dosing regimen (or better) Rapid improvement in clinically relevant efficacy outcomes1: • All 9 patients showed meaningful reduction in total stool output volume within 48 hours of first dose - Average TSO reduction of 42% from baseline in all 9 patients at 48 hours post dose 1 • Efficacy seen with 1st dose carried through to 2nd dose at Day 15 - Average TSO reduction of 46% from baseline in 7/8 patients within 48 hours post dose 22 1. Given the size of the study population, note that the trial was not powered for efficacy analyses. 2. Excludes 1 patient that did not receive a 2nd dose, and another patient that had substantial increase in oral intake prior to 2nd dose.

Planned Regulatory Path 18 Phase 3 initiation 4Q21 Meeting with FDA to confirm go-forward strategy in 1Q21 -Type C meeting Approximately 20 patient Phase 2 program to start 2Q21 Phase 2 data expected 4Q21

Larazotide: Oral, Non-Absorbable Tight-Junction Regulator Celiac Disease

Celiac Disease: Autoimmune Disorder with a Genetic Link

Triggered by dietary gluten

- Intestinal epithelia barrier leakiness leads to "Intestinal-Inflammatory Loop"
- Eventually, intestinal surface (villi) *become atrophied*

Genetic link

- Worldwide prevalence of around 1% and on the rise[1]
  - Celiac patients have a specific HLA class II gene variant[2]
    - HLA-DQ2 (~95%) or,
    - HLA-DQ8 (5%)[2]
- Genome-Wide Association Studies (GWAS) link disease to four genes involved with regulation of tight junctions[3]

Gluten Free Diet (GFD) is the only therapy

- Nutritional imbalances
- Cost burden to patients



GI Abdominal Domain Symptoms	
Abdominal Pain	*Abdominal Cramps*
Bloating	*Gas*

Prevalence

- US & EU ~1%
- **US ~3.2 million**
- EU ~3.5 million
- ROW ~15 million

[1] Schuppan and Dieterich, UpTo Date (2018)
[2] Fasano, A. Genetics of Celiac Disease (Nov 2019) https://emedicine.medscape.com/article/1790189-overview
[3] Withoff, S., Li, Y., Jonkers, I. and Wijmenga, C., 2016. Trends in Genetics, 32(5), pp.295-308

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Larazotide Normalizes Intestinal Barrier in Celiac Disease 21

Phase 2: PRO Endpoints Show Robust Treatment Effect

CeD-GSRS: Primary Endpoint for Phase 2b



Mean weekly average on-treatment CeD-GSRS score
Placebo
0.5 mg
1.0 mg
2.0 mg
CeD-GSRS score (mean)
3.6
3.5
3.4
3.3
3.2
3.1
3.0
2.9
2.8
2.7
2.6
2.5
2.4
2.3
0 1 2 3 4 5 6 7 8 9 10 11 12
Week
Double-blind treatment
P = .590 (ANCOVA)
P = .264 (MMRM)
P = .900 (ANCOVA)
P = .994 (MMRM)
P = .022 (ANCOVA)
P = .005 (MMRM)

Dose	0.5mg	1mg	2mg
CeD GSRS[1] p values	0.022	0.900	0.590

Positive Phase 2b with Statistically Significant
p Value at Therapeutic Dose

CeD PRO[1] Responder[2] Analysis P2b Trial ('012) Primary Endpoint for Phase 3



p = 0.022
30.0%
20.0%
10.0%
0.0%
% Responders*
14.3%
Treatment Effect
28.6%
Placebo
0.50mg

n=84 for Placebo and n=84 for 0.5 mg dose

Treatment effect > than approved IBS brands with Phase 3 PROs
(Xifaxan®, Viberzi®, Linzess®, Amitiza®, and Trulance®)

[1]CeD PRO Abdominal Domain is the agreed upon endpoint for phase 3 with the FDA. The CeD PRO was pre-specified & an exploratory endpoint in the Phase 2b Study
[2]Responder =Subject has 50% improvement vs. baseline CeD-PRO abdominal score (6/12 weeks)
Leffler, DA, Kelly, CP, Green, PHR et al. Gastroenterology 2015;148:1311–1319
FDA Drug Labels for Xifaxan® (Salix/Bausch), Viberzi® (Allergan), Linzess® (Allergan/Ironwood), Amitiza® (Takeda/Sucampo) and Trulance® (Synergy/Salix/Bausch)

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Screening/Eligibility Period 12-week Double-Blind Treatment Phase Primary Endpoint Analyzed at Week 12 12-week Double-Blind Safety Phase Phase 3 Trial Design in Celiac Disease (n = 525) 23 1 Primary Endpoint: CeD Pro Abdominal Domain1 at 12 Weeks Mean change from baseline for celiac disease symptom severity based on CeD PRO symptom scores (continuous variable) 2 Key Inclusion Criteria Similar to Phase 2b -Adults with celiac disease -Gluten free diet symptoms monitored -Include patients with symptoms despite a GFD 3 Phase 3 De-Risked Based on Phase 2b Learnings -Exclude subjects likely to do well on a GFD -Enriched design includes patients with greater severity to increase treatment effect Day 35 Week 5 Visit 1 Day 168 ± 3 Week 24 Visit 8 (End) Day 21 Week 3 Visit 2 Day 1 Baseline Visit 3 Day 28 ± 3 Week 4 Visit 4 Day 56 ± 3 Week 8 Visit 5 Day 84 ± 3 Week 12 Visit 6 Day 112 ± 3 Week 16 Visit 7 1CeD PRO Abdominal Domain = abdominal cramping, abdominal pain, bloating and gas ; ClinicalTrials.gov Identifier: NCT03569007 Placebo (~n = 175) Larazotide 0.25 mg TID (~n = 175) Larazotide 0.50 mg TID (~n = 175) Initiate Double-Blind Study Drug on Day 1 Randomization 1:1:1

Timeline & Upcoming Potential Milestones

1Q 2021
Short bowel syndrome R & D Day

Planned FDA meeting to confirm strategy for NM-002

1Q 2021
Evaluate NM-002 RoW partnering potential in SBS

2Q 2021
Initiate Phase 2 NM-002 trial in SBS

Interim analysis of Phase 3 larazotide in celiac disease

2Q 2021
Digestive Disease Week (DDW) conference abstracts & posters

3Q 2021
Initiate IND-enabling pathway for NM-102

Initiate IND-enabling pathway for NM-003

3Q 2021
Potential non-dilutive financing for larazotide

Q4 2021
Topline Phase 2 readout of NM-002 SBS trial

Initiate NM-002 Phase 3 SBS Trial

4Q 2021
Top-line Phase 3 larazotide readout in celiac disease

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Thank You John Temperato President & CEO jtemperato@9meters.com Edward Sitar Chief Financial Officer esitar@9meters.com 8480 Honeycutt Road, Suite 120 Raleigh, NC 27615 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com Twitter LinkedIn